EXHIBIT 32.1

ORTHOVITA, INC.

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934

AND 18 U.S.C SECTION 1350

I, Antony Koblish, Chief Executive Officer of Orthovita, Inc., a Pennsylvania corporation (the “Company”), hereby certify that:

(1) The Company’s annual report on Form 10-K for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Antony Koblish
Antony Koblish
Chief Executive Officer
(Principal Executive Officer)

Date: March 15, 2005